UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    12/31/00


NOTE BALANCE RECONCILIATION
                             DOLLARS                                                                                         NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B          TOTAL
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balance                  44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Principal Collections
  -Scheduled Payments       6,991,714.18                -                -                -               -     6,991,714.18
Principal Collections
  -Payoffs                 11,843,575.88                -                -                -               -    11,843,575.88     763
Principal Withdrawal
  from Payahead                   173.78                -                -                -               -           173.78
Gross Principal Charge
   Offs                        (4,678.90)               -                -                -               -        (4,678.90)      1
Repurchases                            -                -                -                -               -                -       0
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances       25,694,215.06   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   491,169,215.06  30,047
                           =============   ==============   ==============   ==============   =============   ==============  ======



Note Factor                    0.5770739        1.0000000        1.0000000        1.0000000       1.0000000        0.9630769
Interest Rate                     6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%


CASH FLOW RECONCILIATION

Principal Wired                                                               18,835,579.00
Interest Wired                                                                 6,634,400.22
Withdrawal from Payahead Account                                                     173.78
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                                600.00
Interest Advances                                                                 85,247.35
Collection Account Interest Earned                                                95,380.42
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                              -------------
Total Cash Flow                                                               25,651,380.77
                                                                              =============


TRUSTEE DISTRIBUTION  (02/8/01)

Total Cash Flow                                                               25,651,380.77
Unrecovered Advances on Defaulted Receivables                                        134.31
Servicing Fee (Due and Unpaid)                                                         1.18
Interest to Class A-1 Noteholders, including any overdue amounts                 399,500.86
Interest to Class A-2 Noteholders, including any overdue amounts               1,214,414.72
Interest to Class A-3 Noteholders, including any overdue amounts               1,619,776.67
Interest to Class A-4 Noteholders, including any overdue amounts               1,044,351.75
Interest to Class B Noteholders, including any overdue amounts                   274,656.25
Principal to Class A-1 Noteholders, including any overdue amounts             18,830,784.94
Principal to Class A-2 Noteholders, including any overdue amounts                         -
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 92,933.33
Interest Advance Recoveries from Payments                                         10,907.12
Unreimbursed draws on the Policy for Principal or Interest                                -
Deposit to Payahead                                                                  288.94
Payahead Account Interest to Servicer                                                     -
Excess                                                                         2,163,630.70
                                                                               ------------
Net Cash                                                                                  -
                                                                               ============


Servicing Fee Retained from Interest Collections                                 566,666.67


SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                              1,275,000.00
Trustee Distribution of Excess                                                 2,163,630.70
Interest Earned                                                                    9,338.32
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                         -
                                                                               ------------
Ending Balance                                                                 3,447,969.02
                                                                               ============


Required Balance                                                              11,475,000.00



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             25,500,000.00
Reduction Due to Spread Account                                               (1,275,000.00)
Reduction Due to Principal Reduction                                                      -
                                                                              -------------
Ending Balance                                                                24,225,000.00
                                                                              =============

First Loss Protection Required Amount                                         24,225,000.00
First Loss Protection Fee %                                                            2.00%
First Loss Protection Fee                                                         55,179.17



POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            510,000,000.00
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                             --------------
Ending Balance                                                               510,000,000.00
                                                                             ==============


Adjusted Ending Balance Based Upon Required Balance                          492,840,612.96
                                                                             ==============

Required Balance                                                             492,840,612.96


PAYAHEAD RECONCILIATION

Beginning Balance                                                                         -
Deposit                                                                              288.94
Payahead Interest                                                                         -
Withdrawal                                                                           173.78
                                                                                -----------
Ending Balance                                                                       115.16
                                                                                ===========

CURRENT DELINQUENCY

                                                       GROSS
      # PAYMENTS DELINQUENT             NUMBER        BALANCE
                                        ------        -------

1 Payment                                 279       3,870,642.16
2 Payments                                 50         791,376.34
3 Payments                                  1          14,939.64
                                        ------------------------
Total                                     330       4,676,958.14
                                        ========================


Percent Delinquent                      1.098%             0.952%





DELINQUENCY RATE (60+)

                                                                    RECEIVABLE
                                                     END OF PERIOD  DELINQUENCY
               PERIOD                   BALANCE      POOL BALANCE      RATE
                                      -----------------------------------------
Current                                 806,315.98   491,169,215.06    0.16%
1st Previous                                     -                -       -
2nd Previous                                     -                -       -



NET LOSS RATE
                                                                                         DEFAULTED
                                                      LIQUIDATION       AVERAGE           NET LOSS
               PERIOD                   BALANCE        PROCEEDS      POOL BALANCE       (ANNUALIZED)
                                        ------------------------------------------------------------
Current                                  (4,678.90)     600.00      500,584,607.53         -0.01%
1st Previous                                     -           -                   -             -
2nd Previous                                     -           -                   -             -

Gross Cumulative Charge Offs             (4,678.90)  Number of Repossessions                   1
Gross Liquidation Proceeds                  600.00   Number of Inventoried Autos EOM           1
Net Cumulative Loss Percentage                0.00%  Amount of Inventoried Autos EOM    2,200.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)               0.00%
Trigger                                       0.60%
Status                                          OK



EXCESS YIELD TRIGGER
                                                                    EXCESS YIELD
               PERIOD           EXCESS          END OF PERIOD        PERCENTAGE
                                YIELD           POOL BALANCE        (ANNUALIZED)
                                ------------    --------------      ------------
Current                         2,079,581.83    491,169,215.06        5.08%
1st Previous                               -                 -           -
2nd Previous                               -                 -           -
3rd Previous                               -                 -           -
4th Previous                               -                 -           -
5th Previous                               -                 -           -

                                        CURRENT
                                         LEVEL        TRIGGER       STATUS
                                        -------       -------       ------
Six Month Average Excess Yield           N/A           1.50%          N/A

Trigger Hit in Current or any Previous Month                           No








DATE: January 6, 2001                        /s/ Diane Slomka
                                             ---------------------------------
                                             DIANE SLOMKA
                                             OFFICER